Exhibit 10.48

[Execution]

AMENDMENT NO. 12 TO AMENDED AND RESTATED LOAN AGREEMENT

This AMENDMENT NO. 12 TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”), dated as of February 25, 2008, is entered into by and among Wise Alloys LLC, a Delaware limited liability company (“Alloys”), Wise Recycling, LLC, a Maryland limited liability company (“Recycling” and together with Alloys, each individually a “Borrower” and collectively, “Borrowers”), Wise Metals Group LLC, a Delaware limited liability company (“Group”), Wise Alloys Finance Corporation, a Delaware corporation (“Finance”), Listerhill Total Maintenance Center LLC, a Delaware limited liability company (“Listerhill”), Wise Warehousing, LLC, a Delaware limited liability company (“Warehousing”), Wise Recycling Texas, LLC, a Delaware limited liability company (“Recycling Texas”), Wise Recycling West, LLC, a Delaware limited liability company (“Recycling West” and together with Group, Finance, Listerhill, Warehousing and Recycling Texas, each individually a “Guarantor” and collectively, “Guarantors”), the lenders from time to time party thereto, and Wachovia Bank, National Association, successor by merger to Congress Financial Corporation, in its capacity as administrative agent (in such capacity, “Agent”) for Lenders (as hereinafter defined).

WITNESSETH:

WHEREAS, Agent and the financial institutions from time to time parties to the Loan Agreement (as hereinafter defined) as lenders (each individually, a “Lender” and collectively, “Lenders”) have entered into financing arrangements with Borrowers pursuant to which Agent and Lenders have made and provided and hereafter may make and provide, upon certain terms and conditions, loans and advances and other financial accommodations to Borrowers as set forth in the Amended and Restated Loan Agreement, dated May 5, 2004, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Amended and Restated Loan Agreement, dated as of June 30, 2004, Amendment No. 2 to Amended and Restated Loan Agreement, dated as of November 10, 2004, Amendment No. 3 and Waiver to Amended and Restated Loan Agreement, dated as of March 21, 2005, Amendment No. 4 to Amended and Restated Loan Agreement, dated as of October 31, 2005, Amendment No. 5 to Amended and Restated Loan Agreement, dated as of March 3, 2006, Amendment No. 6 to Amended and Restated Loan Agreement, dated as of March 31, 2006, Amendment No. 7 to Amended and Restated Loan Agreement, dated as of April 28, 2006, Amendment No. 8 to Amended and Restated Loan and Security Agreement, dated as of June 12, 2006, Amendment No. 9 and Waiver to Amended and Restated Loan Agreement, dated as of August 4, 2006, Amendment No. 10 to Amended and Restated Loan Agreement, dated as of December 31, 2006, and Amendment No. 11 to Amended and Restated Loan Agreement, dated as of July 31, 2007 (as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the other agreements, documents and instruments referred to therein or any time executed and/or delivered in connection therewith or related thereto, including this Amendment (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, Borrowers have requested that Agent and Lenders agree to make certain amendments to the Loan Agreement, and Agent and Lenders are willing to agree to such requests, subject to the terms and conditions contained herein;

WHEREAS, the parties hereto desire to enter into this Amendment to evidence and effectuate such amendments, subject to the terms and conditions and to the extent set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) Additional Definitions. As used herein, the following terms shall have the meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

(i) “Amendment No. 12” shall mean Amendment No. 12 to Amended and Restated Loan Agreement, dated as of February 25, 2008, among Agent, Lenders, Borrowers and Guarantors, as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(ii) “Amendment No. 12 Effective Date” shall mean the first date on which all of the conditions precedent to the effectiveness of Amendment No. 12 shall have been satisfied or shall have been waived by Agent.

(iii) “Eligible NAFCEL Accounts” shall mean Accounts of a Borrower owed by NAFCEL which would constitute Eligible Accounts but for the fact that such Accounts do not satisfy the requirements of subsection (e) of the definition of Eligible Accounts set forth herein; provided, that, (a) such Accounts shall at all times be billed and payable in U.S. dollars, (b) all payments in respect of such Accounts shall be made by NAFCEL to such Borrower in the United States of America or to a Blocked Account in the United States of America, (c) NAFCEL shall at all times be an affiliate of Crown Holdings, Inc., and (d) such Accounts shall at all times be subject to the first priority, valid and perfected security interest of Agent in the United States, and promptly upon Agent’s request at any time, such Borrower shall execute and deliver, or cause to be executed and delivered, to Agent such agreements, documents and instruments as may be required by Agent to perfect the security interests of Agent in such Accounts in accordance with the applicable laws of Saudi Arabia and take or cause to be taken such other and further actions as Agent may request to enable Agent as secured party with respect thereto to collect such Accounts under the applicable laws of Saudi Arabia.

(iv) “NAFCEL” shall mean National Factory for Can Ends Ltd., a limited liability company formed under the laws of Saudi Arabia.

(v) “Net Amount of Eligible NAFCEL Accounts” shall mean the gross amount of the US Dollar Equivalent of the Eligible NAFCEL Accounts of any Borrower, less

(a) sales, excise or similar taxes included in the amount thereof and (b) returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto.

(vi) “US Dollar Equivalent” shall mean at any time (a) as to any amount denominated in US Dollars, the amount thereof at such time, and (b) as to any amount denominated in any other currency, the equivalent amount in US Dollars calculated by Agent at such time using the Exchange Rate in effect on the Business Day of determination.

(vii) “US Dollars”, “US$” and “$” shall each mean lawful currency of the United States of America.

(b) Amendments to Definitions.

(i) The definition of “Borrowing Base” in Section 1.15 of the Loan Agreement is hereby amended by deleting clause (a) of such definition in its entirety and replacing it with the following:

“(a) the sum of (i) eighty-five (85%) percent of the Net Amount of Eligible Accounts of such Borrower (other than Eligible NAFCEL Accounts), plus (ii) the lesser of (A) seventy (70%) percent of the Net Amount of Eligible NAFCEL Accounts of such Borrower, and (B) the US Dollar Equivalent of $10,000,000, plus”.

(ii) Clause (e) of the definition of “Eligible Accounts” in Section 1.42 of the Loan Agreement is hereby amended by inserting the following immediately prior to the semicolon at the end of such clause:

“, or (v) such Account is an Eligible NAFCEL Account”.

(c) Interpretation. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

2. Amendment Fee. In addition to all other fees, charges, interest and expenses payable by Borrowers to Agent and Lenders under the Loan Agreement and the other Financing Agreements, Borrowers shall pay to Agent, for the account of Lenders (to the extent and in accordance with the arrangements between Agent and each Lender), an amendment fee in the amount of $200,000, which fee shall be fully earned and due and payable on the Amendment No. 12 Effective Date and may be charged by Agent directly to any loan account of Borrowers.

3. Additional Representations, Warranties and Covenants. Borrowers and Guarantors, jointly and severally, represent, warrant and covenant with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lenders to Borrowers:

(a) This Amendment and the other Financing Agreements executed and/or delivered by any Borrower or Guarantor in connection herewith (together with this Amendment, the “Amendment Documents”) have been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and, if necessary, their respective members or stockholders, as the case may be, and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of Borrowers and Guarantors contained herein or therein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against them in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) As of the date hereof, all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

(c) Neither the execution, delivery and performance of this Amendment or any other Amendment Document in connection therewith, nor the consummation of any of the transactions contemplated herein or therein (i) are in contravention of law or any indenture, agreement or undertaking (including the Indenture) to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound, or (ii) violates any provision of the Certificate of Incorporation, Certificate of Formation, Operating Agreement, By-Laws or other governing documents of any Borrower or Guarantor.

(d) As of the date of this Amendment and after giving effect hereto, no Default or Event of Default exists or has occurred and is continuing.

4. Conditions Precedent. The provisions contained herein shall be effective as of the date hereof, but only upon the satisfaction of each of the following conditions precedent, in a manner satisfactory to Agent:

(a) Agent shall have received an original of this Amendment, duly authorized, executed and delivered by Borrowers, Guarantors and the Required Lenders;

(b) all representations and warranties contained herein, in the Loan Agreement and in the other Financing Agreements shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof and after giving effect hereto, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date);

(c) no law, regulation, order, judgment or decree of any Governmental Authority shall exist, and no action, suit, investigation, litigation or proceeding shall be pending or threatened in any court or before any arbitrator or Governmental Authority, which (i) purports to enjoin, prohibit, restrain or otherwise affect (A) the making of the Loans or providing the Letter of Credit Accommodations, or (B) the consummation of the transactions contemplated pursuant to the terms of this Amendment, the Loan Agreement or the other Financing Agreements or (ii) has or has a reasonable likelihood of having a Material Adverse Effect; and

(d) as of the date of this Amendment and after giving effect hereto, no Default or Event of Default shall exist or shall have occurred and be continuing.

5. Effect of this Amendment; Entire Agreement. Except as expressly set forth herein, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. This Amendment and any instruments or documents delivered or to be delivered in connection herewith, represent the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

6. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

7. Governing Law. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

9. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

10. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier or other electronic method of transmission with the same force and effect as if it were a manually executed and delivered counterpart.

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IN WITNESS WHEREOF, Agent, Lenders, Borrowers and Guarantors have caused this Amendment to be duly executed as of the day and year first above written.

AGENT AND LENDERS

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:

Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:

Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:

Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:

Name:
Title:

BURDALE FINANCIAL LIMITED, as a Lender

By:

Name:
Title:

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BORROWERS

WISE ALLOYS LLC

By:

Name:
Title:

WISE RECYCLING, LLC

By:

Name:
Title:

GUARANTORS

WISE METALS GROUP LLC

By:

Name:
Title:

WISE ALLOYS FINANCE CORPORATION

By:

Name:
Title:

LISTERHILL TOTAL MAINTENANCE CENTER LLC

By:

Name:
Title:

WISE RECYCLING TEXAS, LLC

By:

Name:
Title:

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WISE WAREHOUSING, LLC

By:

Name:
Title:

WISE RECYCLING WEST, LLC

By:

Name:
Title: